UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 10, 2009

DEFENSE SOLUTIONS HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-146290 (Commission File Number)	26-3624592 (IRS Employer Identification Number)

707 Eagleview Boulevard Exton, Pennsylvania 19341-1159 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 833-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01  Entry into a Material Definitive Agreement

On February 10, 2009, Defense Solutions, Inc., a wholly owned subsidiary of Defense Solutions Holding, Inc., entered into an agreement with Mustang Dynamometer to manufacture testing and calibration equipment for the fire control systems of main battle tanks and infantry fighting vehicles in Iraq.

The agreement covers nine optical and electrical instruments and contemplates that the work will be completed within four months.  The total amount payable to Defense Solutions pursuant to the agreement is $1,031,054.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defense Solutions Holdings, Inc.
(Registrant)

By:	/s/ David V. DiFelice
Name: David V. DiFelice
Title: Chief Financial Officer

Dated:  February 12, 2009